FIXED INCOME AND EQUITY PORTFOLIOS
SUPPLEMENT DATED NOVEMBER 1, 2000
TO PROSPECTUS DATED APRIL 1, 2000
The name of Northern Trust Quantitative Advisors, Inc. was changed to Northern Trust Investments, Inc. ("NTI") on May 1, 2000.

It is anticipated that on or about January 1, 2001, NTI will assume the responsibilities of The Northern Trust Company ("Northern") under its Advisory Agreement with the Trust with respect to the Portfolios other than the International Bond and International Growth Portfolios. It is anticipated that NTI will assume such responsibilities with respect to the International Bond and International Growth Portfolios at a later date, but prior to May 12, 2001. It is also anticipated that on or about January 1, 2001, NTI will assume Northern's responsibilities under the Co-Administration Agreement with the Trust. The fees payable by the Trust under these agreements, and the personnel who manage the Portfolios, will not change as a result of NTI's assumption of responsibilities.

The following replaces the second paragraph under "Portfolio Management" on page 53:

Mark J. Wirth, Senior Vice President of Northern, and Steven M. Schafer, Vice President of Northern, are the management team leaders for the Bond Portfolio. Mr. Wirth has had such responsibility since 1993. Mr. Schafer has had such responsibilities since November 2000. Mr. Wirth joined Northern in 1986 and during the past five years has managed various fixed income portfolios. Mr. Wirth is also the management team leader for the Short-Intermediate Bond Portfolio and has had such responsibility since 1993.

The following replaces the fourth paragraph under "Portfolio Management" on page 53:

The management team leader for the International Growth Portfolio is Andrew Parry, Senior Vice President of Northern and Chief Investment Officer, International Equity, of Northern Trust Global Investments (Europe) Ltd. Mr. Parry has had such responsibility since August 14, 2000, when he joined Northern. Mr. Parry was the head of global equities for Julius Baer from 1997 to July 2000. From 1995 to 1997, he was the chief investment officer for Lazard Brothers Asset Management.

The following replaces the fifth paragraph under "Portfolio Management" on page 53:

The management team leaders for the U.S. Government Securities Portfolio are Mark Wirth and Deborah Boyer, Vice President of Northern. Mr. Wirth has had such responsibility since 1998 and Ms. Boyer has had such responsibility since November 2000. Ms. Boyer joined Northern in October 2000. From 1989 to 1996, Ms. Boyer was with First Chicago NBD Corporation where she served as a government bond trader and managed a government bond portfolio. From 1996 to October 2000, she was a portfolio manager at T. Rowe Price where she managed various taxable fixed income portfolios.

The following replaces the ninth paragraph under "Portfolio Management" on page 53:

The management team leaders for the Balanced Portfolio are John J. Zielinski and Eric M. Bergson, Vice President of Northern. Mr. Zielinski has had such responsibility since 1999. Mr. Bergson has had such responsibility since August 2000. Mr. Bergson joined Northern in 1986 and during the past five years has managed various fixed income portfolios.

The following replaces the section under "Additional Description of Securities and Common Investment Techniques--Interest Rate Swaps, Floors and Caps and Currency Swaps" on page 75:

Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate.

                                                              NIF SPT FIEQ 11/00

An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

  Investment strategy. The Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

  Special risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, the instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if these instruments were not used. Because these instruments are normally illiquid, a Portfolio may not be able to terminate its obligations when desired. In addition, if a Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements are potentially unlimited. A Portfolio may also suffer a loss if the other party to a transaction defaults.

MONEY MARKET PORTFOLIOS
SUPPLEMENT DATED NOVEMBER 1, 2000
TO PROSPECTUS DATED APRIL 1, 2000
It is anticipated that on or about January 1, 2001, Northern Trust Investments, Inc. ("NTI") will assume the responsibilities of The Northern Trust Company ("Northern") under its Advisory Agreement with the Trust with respect to the Portfolios. It is also anticipated that on or about January 1, 2001, NTI will assume Northern's responsibilities under the Co-Administration Agreement with the Trust. The fees payable by the Trust under these agreements, and the personnel who manage the Portfolios, will not change as a result of NTI's assumption of responsibilities.





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